SCHEDULE 14A
                         (RULE 14A-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                  THE SECURITIES EXCHANGE ACT OF 1934
                         (AMENDMENT NO.   )


Filed by the Registrant ( X )
Filed by a Party Other than the Registrant (  )
Check the appropriate box:

( ) Preliminary Proxy Statement
( ) Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        LOTUS PACIFIC, INC.
             (Name of Registrant as Specified in its Charter)

Payment of Filling Fee (check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rule 14a-6(i) (4) and 0-11.

   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was previously. Identify the previous filling by registration statement number, or the Form or Schedule and the date of its filling.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filling Party:
    (4) Date Filed:



                             LOTUS PACIFIC, INC.


                              October 28, 1998

Dear Shareholders:

 You are cordially invited to attend the Annual Meeting of Shareholders of Lotus Pacific, Inc., on Wednesday, December 2, 1998, at 2:00 p.m., the Eastern Time. The meeting will be held at 200 Centennial Avenue, Suite 201, Piscataway, NJ 08854.

 At the Annual Meeting, You will be asked to consider and vote upon the following proposals: (i) the election of six (6) directors of the Company, and (ii) the ratification of Schiffman, Hughes Brown as independent auditors of the Company for the fiscal year ending June 30, 1999. During the meeting, I will also review with you the affairs and process of the Company during the fiscal year ended June 30, 1998. You will have the opportunity to ask questions about the Company that may be of general interest to shareholders.

 The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

 After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

 It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you plan to attend the meeting, you are urged to vote your shares by dating, signing and mailing the enclosed proxy card in the envelop provided.

 On behalf of the Board of Directors, thank you for your continued support.



                                Sincerely,



                                 /s/ James Yao
                                 James Yao
                                 President & Chairman of the Board






                         LOTUS PACIFIC, INC.
                  200 Centennial Avenue, Suite 201
                        Piscataway, NJ 08854


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To be held December 2, 1997

   NOTICE is hereby given that the Annual Meeting of Shareholders of Lotus Pacific, Inc., a Delaware corporation (the "Company"), will be held in accordance with its By-laws at 200 Centennial Avenue, Suite 201, Wednesday, December 2, 1998, at 2:00 p.m., the Eastern Time, for the following purposes:

   (1)  To elect six (6) directors for term ending the 1999 Annual
Meeting of Shareholders and until their successors are elected and qualified;

   (2) To ratify the appointment of Schiffman, Hughes Brown as independent auditors of the Company for the fiscal year ending June 30, 1999; and

   (3) To conduct such other business as may properly come before the meeting and any adjournments thereof.

   The Common Stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, it will be appreciated if you will date, sign and return the enclosed proxy at your earliest convenience. You may, of course, change or withdraw your proxy at any time prior to the voting at the meeting. However, returning the proxy in a timely manner will assure your representation at the Annual Meeting.

   The Board of Directors has fixed the close of business on October 26, 1998, as the record date for the determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.


                           By Order of the Board of Directors


                            Gary Huang, Secretary


October 28, 1998






                           LOTUS PACIFIC, INC.
                     200 Centennial Avenue, Suite 201
                          Piscataway, NJ 08854
                        Telephone: (732) 885-1750


                              PROXY STATEMENT
                                    FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD DECEMBER 2, 1998


   This Proxy Statement is furnished to holders of the Company's common stock, par value $.001 per share (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors of Lotus Pacific, Inc., a Delaware corporation (the "Company"), for use at the Annual
Meeting of Shareholders of the Company to be held at 200 Centennial Avenue, Suite 201, Piscataway, NJ 08854, on December 2, 1998 at 2:00 p.m., the Eastern Time, and at any and all postponements or adjournments thereof
(the "Annual Meeting") for the purposes of :

   (1) electing six (6) directors for term ending the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified;

   (2) ratifying the appointment of Schiffman, Hughes Brown as independent auditors of the Company for the fiscal year ending June 30, 1999; and

   (3) conducting such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

   Shares of Common Stock represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be vote as directed, but if not otherwise specified, will be vote to APPROVE the election of six (6) directors to hold office until the next Annual Meeting, as recommended by the Board of Directors.

   If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been vote at the original convening of the Annual Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they have been effectively voted on the same or any other matter at a previous meeting.

  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed proxy have authority to vote on such matters in accordance with such proxy holders' discretion. A shareholder executing a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, or by attending and voting in person.


                       VOTING AND SOLICITATION

   The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each of the six (6) directors nominated for election to the Company's Board of Directors. Only shareholders of record of the Company's Common Stock at the close of business on October 26, 1998 will be entitled to notice of, and to vote, at the Annual Meeting, or at any adjournment thereof (the "Record Date". As of October 26,1998, there were 47,499,304 shares of Common Stock outstanding and entitled to vote.

  Each share of the Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by shareholders at the forthcoming Annual Meeting. Under the Company's Bylaws, no cumulative voting is permitted in an election of directors.

  In the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld and broker non-votes with respect to the election of directors will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum.

  All other matters properly brought before the Annual Meeting will be decided by a majority of the vote cast on the matter at the Annual Meeting.

 The cost of soliciting these proxies, consisting of the printing, handing and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

 The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 1998, will be mailed, by November 6, 1998, to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


PROPOSAL NO. 1.        ELECTION OF DIRECTORS


  At the Annual Meeting, six (6) directors are to be elected by the shareholders to serve until the next Annual Meeting and until their successors shall be elected and qualified, or until their resignation or removal. In the event any nominee is unable to or declines to serve as a director at the time of Annual Meeting, the proxies will be voted for an additional nominee who will be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

  With respect to election of directors, assuming a quorum is present, the six nominees receiving the highest number (plurality) of votes in person or by proxy at the Annual Meeting will be elected as directors. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of the Common Stock.

NOMINEES FOR THE BOARD OF DIRECTORS

  Set forth below is a description of the backgrounds of each of the nominees for directors of the Company:

  JAMES YAO, 44, was elected Chairman and President of the Company in January 1997. He has over 16 years of business experience in multinational companies as well as new ventures in textile and apparel industry, most recently with Yao Investment Corp. and Lotus International Holdings Corp., where he serves as Chairman. Mr. Yao graduated from Miya Gawa University in Tokyo, Japan.

  DAVID LEUNG, 53, joined the Company as Vice President in January 1997. Prior to joining the Company, Mr. Leung served as General Manager of Shenzhen New Technology Development Co., Ltd. in Shenzhen, China. He also serves as a director of Lotus International Holdings Corp. Mr. Leung was a research fellow with Electronics Research Institute in Guangzhou, China, under Academia Sinica from 1984 to 1992. Mr. Leung had a BS from Beijing Institute of Technology.

  JAMES LIU, 43, has been a director and Vice President of the Company since January 1997. Prior to his joining the Company, Mr. Liu served as President of JBL International Inc. in New York, NY. He is a director of Lotus International Holdings Corp. From 1983 to 1990, he was a manager in charge of international trade in Jiangsu Provincial Government of the People's Republic of China. He graduated with a BA degree from Nanjing University, China.

  JEREMY WANG, 43, was elected Director in March 1997. In the past ten years, he worked at AT&T Bell Laboratories and Merck & Co. He held various responsibilities in system engineering, development and product management in the telecommunications industry. Mr. Wang had an MS in Chemical Engineering from University of Virginia, and a MS in Computer Science from New Jersey Institute of Technology.

  SIMON GU, 43, has been a director since September 1997. Mr. Gu has more than twelve years of experience in electronics and computer industries, and has been a senior computer engineer at AT&T since 1990. He held several senior technology positions at US Army Armament Research, Development and Engineering Center and Information Department of Town & County International, Inc. from 1987 to 1990. Mr. Gu holds a Master of Sciences in computer sciences from Polytechnic University of New York and a BS in computer sciences from Kean College of New Jersey.

  GARY HUANG, 42, has been Treasurer and Secretary of the Company since January 1997 and Chief Financial Officer since July 1998. Prior to joining the Company, Mr. Huang served as Senior Accountant / Financial Analyst at Rightiming Electronics Corp. with overall responsibilities in accounting, financial reporting and treasury functions. He holds an MBA in finance from University of New Haven and an MA in Economics from Yale University.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

BOARD OF DIRECTORS MEETINGS

 The Board of Directors held a total of nine meetings during the fiscal year ended June 30, 1998. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors.

AUDIT COMMITTEE

 The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants. The Audit Committee currently consists of Messrs. Jeremy Wang, Simon Gu and Gary Huang.

COMPENSATION COMMITTEE

 The Compensation Committee reviews and makes recommendations to the Board of Directors the appropriate compensation of directors and executive officers of the Company. The Compensation Committee currently consists of Messrs. James Yao and Jeremy Wang.


NOMINATING COMMITTEE

 The Company does not have a standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors.


PROPOSAL NO. 2.            RATIFICATION OF SELECTION OF
                               INDEPENDENT AUDITORS

  The firm of Schiffman Hughes Brown has been the Company's independent auditors since 1994. The Board of Directors has selected that firm to continue in this capacity for the fiscal year ending June 30, 1999. The Company is asking the shareholders to ratify the selection by the Board of Directors of Schiffman Hughes Brown, as independent auditors, to audit the accounts and record of the Company for the year ending June 30, 1999, and to perform other appropriate services. A representative of Schiffman Hughes Brown is not expected to attend the Annual Meeting.

  Schiffman Hughes Brown is a member of the SEC Practice Section (SECPS) of the AICPA Division for Accounting Firms Peer Review program.

  The Board of Directors recommends a vote IN FAVOR OF the ratification of the selection of Schiffman Hughes Brown. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Board of Directors will reconsider such selection. Under all circum-stances, the Board of Directors retains the corporate authority to change the auditors at a later date.


                        SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of September 30,1998, by
(i) all holders of shares of Common Stock (the "Shareholders") known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) the executive officers of the Company named in the table under "Executive Compensation- Compensation of Executive Officers"
(iii) each director and nominee for director of the Company and (iv) all directors and officers of the Company as a group.


      DIRECTORS, NOMINEES             AMOUNT AND NATURE OF
         AND OFFICERS                 BENEFICIAL OWNERSHIP

James Yao ......................           180,000 (1)
  Chairman & President

David Leung ....................           500,000 (1)
  Director & Vice President

James Liu ......................           180,000 (1)
  Director & Vice President

Jeremy Wang ....................           180,000 (2)
  Director

Simon Gu .......................                  0
  Director

Gary Huang .....................                  0
  Chief Financial Officer, Secretary & Director


All directors and executive officers
As a group .....................            1,040,000


FIVE PERCENT SHAREHOLDERS

Lotus International Holdings Corp...     8,286,670 (3)

Yao Investment Corp.................     8,000,000 (3)

Rightiming Electronics Corp.........     6,000,000

Evolving Investments Ltd............     3,100,000 (4)

Hothfield Investment Ltd............     2,600,000

-----------------------------------------------
  (1) Options with an exercise price of $6.00 per share, expiring on May 15, 2002.

  (2) Options with an exercise price of $6.00 per share, expiring on May 30, 2002.

  (3) James Yao serves as a director of Lotus International Holdings Corp. and owns Yao Investment Corp.

  (4) The number indicated above does not include its 8 million shares of warrants. The exercise price for these warrants is $3.00 per share, and will expire on May 5, 2002.


                      EXECUTIVE COMPENSATION

 The following table sets forth all annual compensation paid to each executive officer by the Company as of September 30, 1998 (Note 1).

     Name and                     Annual          Other Annual
Principal Position     Year      Salaries         Compensation

James Yao              1998       $68,000             None
  President & Chairman 1997       $68,000             Note 2

David Leung            1998        None               None
  Vice President       1997        None               Note 2
  & Director

James Liu              1998        $68,000             None
  Vice President       1997        $68,000             Note 2
  & Director

Gary Huang             1998        $50,000              None
  Chief Financial      1997        $36,000              None
  Officer & Secretary
___& Secretary_________________________________

  Note 1. All executive officers were appointed in January 1997, and Mr. Gary Huang was appointed as CFO in July 1998.

  Note 2. As part of its compensation plan, the Company issued 180,000 shares of stock options to James Yao, 500,000 shares to David Leung, and 180,000 shares to James Liu on May 15, 1997. Those stock options are currently exercisable at $6.00 per share and shall expire on May 15, 2002. As of September 30, 1998, no stock options were exercised. See"Security Ownership of Certain Beneficial Owners and Management".

COMPENSATION OF DIRECTORS

  Members of the Board of Directors are not paid a fee for attending Board of Directors or committee meetings, but are reimbursed for their travel expenses to and from the meetings.


                 COMPLIANCE WITH SECTION 16(A) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

 Executive officers and directors of the Company are required to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission pursuant to Section 16 (a) of the Securities Exchange Act of 1934. The Company has reviewed such reports received by it and believes that all of its executive officers and directors complied with all applicable Section 16 (a) filing requirements for the fiscal year ended June 30, 1998.


             OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

 The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting. However, if any other matter should properly come before this Annual Meeting it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matter.


                         SHAREHOLDER PROPOSALS

  Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at next year's Annual meeting of Shareholders, the proposal must be received by the Secretary of the Company not later than July 31, 1999 in order to be included in the Company's proxy statement and form of proxy relating to that Meeting. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held shares of the Company's Common Stock amounting to at least $1,000 in market value or one percent of the Common Stock outstanding for at least one year prior to the date on which such proposals are submitted. Further, such shareholders must continue to own at least that amount of the Company's Common Stock through the date on which the Annual Meeting is held.



                       By order of the Board of Directors


                                    Gary Huang
                                    Secretary

Piscataway, NJ
October 28, 1998




                               PROXY
                          LOTUS PACIFIC, INC.
                          SHAREHOLDERS' PROXY

     This Proxy is Solicited on Behalf of the Board of Directors

 The undersigned hereby appoints James Yao and James Liu, with full power of substitution, attorneys, agents and proxies to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Lotus Pacific, Inc. to be held on Wednesday, December 2, 1998 at 2:00 p.m. or at any adjournment thereof:

 1. Proposal to elect James Yao, David Leung, James Liu, Jeremy Wang, Simon Gu and Gary Huang as directors until the next Annual Meeting or until their successors have been duly qualified and elected.

    ( ) FOR all nominees listed above   ( ) WITHHOLD AUTHORITY
    (except as marked to the contrary    to vote for all nominees
    Below)                               listed above

 ------------------------------------------------------------------
(Instruction: To Withhold Authority to Vote for Any Individual Nominee, Write That Nominee's Name in the Space Provided Above)

  2. Proposal to ratify the Board of Directors' selection of Schiffmman, Hughes Brown to serve as the Company's independent auditors for the fiscal year ending June 30, 1999.

   (  ) FOR          (  ) AGAINST            (  ) ABSTAIN

  The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.


                                    -------------------------
                                           Signature


Dated: _________, 1998              -------------------------
                                      Signature, if held jointly


  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in part-nership name by an authorized person.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                PROMPTLY USING THE ENCLOSED ENVELOPE